UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2005

SCOTTISH RE GROUP LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands	001-16855	98-0362785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box HM 2939 Crown House, Third Floor, 4 Par-la-Ville Road Hamilton HM12 Bermuda	N/A
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-4451
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On December 12, 2005, the Company issued a press release announcing the underwritten public offering of 9,150,000 ordinary shares, consisting of 6,000,000 ordinary shares issued by the Company and 3,150,000 ordinary shares that affiliates of Bear, Stearns & Co. and Lehman Brothers Inc. are borrowing and selling in connection with forward sale agreements with the Company (the ‘‘Offering’’). A copy of the press release is attached as Exhibit 99.1 hereto.

Item 8.01.    Other Events.

On December 12, 2005, Scottish Re Group Limited (the ‘‘Company’’) filed with the Securities and Exchange Commission a preliminary prospectus supplement relating to the Offering. The risk factors relating to the Company included in the preliminary prospectus supplement are attached hereto as Exhibit 99.2 and are incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by Scottish Re Group Limited on December 12, 2005.

99.2	Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCOTTISH RE GROUP LIMITED
By:	/s/ Paul Goldean
Paul Goldean Executive Vice President and General Counsel

Dated: December 12, 2005

INDEX TO EXHIBITS

Number	Description
99.1	Press Release issued by Scottish Re Group Limited on December 12, 2005.
99.2	Risk Factors.